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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation by reference in this Form 10-K of our report dated September 24, 1996, into the Company's previously filed Registration Statement File No.'s 33-47486, 33-59646, and 33-87456.



                                                             ARTHUR ANDERSEN LLP
Minneapolis, Minnesota
September 27, 1996